Exhibit 99.2

3rd Quarter 2004 Analyst Conference

October 7, 2004 New York, NY

Forward-Looking Statements

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2003, in addition to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 filed with the Securities and Exchange Commission.

Alain J. P. Belda

Chairman and Chief Executive Officer

Agenda

Reflections on third quarter performance

Continued strong market dynamics

Taking action on costs

Perspective on 3Q

2Q’04 $0.46

Markets

Automotive Europe Packaging

Labor

ABI 5 day notices

Costs

People Materials Energy

3Q’04 $0.34

Strong Underlying Market Dynamics

Trends:

Favorable primary metal market fundamentals

Cyclical upturn in key terminal markets

Alcoa Actions:

Share gains

Next generation products

Integrated solutions for transportation markets

Differentiated surface aesthetics & durability based products

Alcoa Revenue by Market

% of Revenues (FY’04 YTD)

Packaging 26%

Aerospace 9%

Automotive 11%

Commercial Transportation 6%

Building & Construction 11%

Other (Distr., IGT, Tele) 9%

Industrial Products 4%

Primary Products 24%

Alcoa’s Global Cost Structure

Other $3.7 B ( 18%)

Energy $2.6 B ( 13%)

Material $7.8 B ( 39%)

People $6.0 B ( 30%)

Total Costs: $20.1 billion

(FY’04 YTD Annualized)

Note: excludes DD&A.

Addressing People Costs

People $6.0 B ( 30%)

Per Capita Employee Expense

US

2003 2004

Outside US

2003 2004

Benefits Compensation

Key Actions:

Enhance productivity through ABS, automation and unbundling

Seek lower cost production platforms

Address structural legacy issues

Addressing Materials Costs

Material $7.8 B ( 39%)

Other

Metal/Scrap

Chemicals/Caustic

Resin

Coatings/ production materials

Carbon

Packaging /Paper

Key Actions:

Efficiency improvements through:

ABS

Technology

Best Practice Sharing

Leverage global buy

Increase vendor concentration and streamline the supply chain

Addressing Energy Costs

Energy $2.6 B ( 13%)

Energy Usage (by type)

Oil

Electricity*

Fixed Price

Self-Generation

LME Linked

Variable Price Not LME Linked

Natural Gas

Key Actions:

Decrease consumption through efficiency and process improvements

R&D

Transfer of best practices across the system

Favorably extend existing power contracts

Expand self-generation capabilities and increase fuel positions

*Spot purchases of electricity account for <1%

Alcoa Today and Tomorrow

Fundamentals are better than they have been in many years

Significant growth opportunities exist

Many areas of engagement on costs

Continue to manage capital wisely

Confidently pursuing a winning, global strategy

Richard B. Kelson

Executive Vice President

Chief Financial Officer

3rd Quarter Overview

Values

Continued strong safety performance

Named to Dow Jones Sustainability Index for the 4th consecutive year

Growth

Ahead of schedule on Suralco project, on-schedule for Pinjarra

Broke ground on Iceland

Bahrain MOU no longer in force, pursuing other Alba investment opportunities

Continued progress on Bohai, expect finalization in 1st quarter of ‘05

Russia – continue to pursue anti-monopoly approval

3rd Quarter Overview

Markets

Alumina, primary metal, commercial transportation, aerospace and distribution strong

Softness in Europe, automotive and packaging markets

Labor

ABI and 5 day notices

Wenatchee tentative agreement reached

3rd Quarter Overview

Financial

Income from continuing operations of 34 cents/share

Revenue down sequentially, YTD revenue highest ever

Temporary regression in cost savings

Trailing 4 quarters ROC of 8.7%

Continued reduction of debt-to-capital to 32.3%, within target range of 25%—35%

Capital spending discipline – lowering full year capital spending target to $1.2 billion

Safety

LWD Incident Rate

Continued strong performance in 2004

Rate (injuries per 200,000 hrs.)

0.6 0.4 0.2 0.0

0.49 0.46 0.36 0.23 0.18 0.16 0.15 0.16 0.08 0.075

1996 1997 1998 1999 2000 2001 2002 2003 YTD 04 2005 Milestone

58 fewer incidents YTD 04 vs. YTD

03

3Q04

Alcoa : 0.08

Alcoa 2005 Milestone

Note: Acquired businesses included in the year following acquisition

3rd Quarter Discrete Item Impact

Item Net Income ($millions) Income Statement Line Item(s) ATOI Reconciliation Line Item(s)

Previously announced

ABI (29) Revenue, COGS Primary Segment

Northwood (1) Restructuring Restructuring

(2) COGS Other Segment

KAMA (3) Revenue, COGS Packaging Segment

Sale of Protective Packaging (16) Discontinued Operations Discontinued Operations

Other events

Jamalco Port Damage (1) Revenue, COGS Alumina Segment

(1) Other Income Reconciliation – Other

(5) COGS Reconciliation - Other

Alumina Tolling Contract Termination 15 Other Income Alumina Segment

3rd Quarter 2004 Financial Overview

In Millions 2Q 04 3Q04 Fav/(Unfav)

LME 3-Month Average ($/MT) $1,692 $1,717 $25

Sales $6,070 $5,975 ($95)

Cost of Goods Sold $4,787 $4,787 $0

% of Sales 78.9% 80.1% (1.2 pts)

SG&A $317 $315 $2

% of Sales 5.2% 5.3% (0.1 pts)

Restructuring and Other Charges $5 $4 $1

Other Income, Net (Gain) ($125) ($53) ($72)

Effective Tax Rate 29% 28% 1.3 pts

Minority Interests $73 $71 $2

GAAP Net Income $404 $283 ($121)

GAAP Income From Continuing Operations $405 $298 ($107)

Year to Date 2004 Financial Overview

In Millions YTD 03 YTD 04 Fav/(Unfav)

LME 3-Month Average ($/MT) $1,397 $1,692 $295

Sales $15,900 $17,718 $1,818

Cost of Goods Sold $12,642 $13,992 ($1,350)

% of Sales 79.5% 79.0% 0.5 pts

SG&A $942 $974 ( $32)

% of Sales 5.9% 5.5% 0.4 pts

Restructuring and Other Charges $0 ($22) $22

Other Income, Net (Gain) ( $135) ($200) $65

Effective Tax Rate 26% 30% (3.9 pts)

Minority Interests $188 $194 ($6)

GAAP Net Income $647 $1,042 $395

GAAP Income From Continuing Operations $695 $1,053 $358

Balance Sheet and Cash

Capital Expenditures

$700 $600 $500 $400 $300 $200 $100 $0

$566 63% $667 73%

75% 70% 65% 60% 55%

YTD 03 YTD 04

Growth

Non-Growth

Capex / Depreciation

Debt-to-Capital

$8,000 $7,000 $6,000 $5,000

$7,855 38.8% $6,649 32.3%

45% 40% 35% 30%

3Q03 3Q04

Debt

Debt/Capitalization

Days Working Capital *

60 58 56 54 52 50

57.2 55.3

3Q03 3Q04

Cash From Operations

$1,000 $800 $600 $400 $200 $0

$482 $847

3Q03 3Q04

* Balances reflect reclassifications for changes in status between assets held for sale and assets held and used

Cost Challenge

Quarterly Run Rate in Millions of dollars

182 278 365 428 531 558 571 564

1999 2000 2001 2002 2003 1Q04 2Q04 3Q04

$2.2 billion in savings since program inception

3rd Quarter Cost Change by Segment

Decrease

Alumina

Primary

FRP

Engineered

Packaging

Other -10

Increase

0

0

3

11

3

Net cost increase of $7 million

3rd Quarter Market Conditions Global View

Market Conditions

Packaging 26%

Aerospace 10%

Automotive 10%

Commercial Transportation 6%

Building & Construction 11%

Other (Distr., IGT, Tele) 9%

Industrial Products 4%

Primary Products 24%

Revenue by Market

As of 3Q’04

Change from 3Q 03 Change from 2Q 04

Realized Prices

Alumina 22% 2%

Primary 20% 0%

3rd Party Revenue

Aerospace 22% 4%

Automotive -5% -16%

Commercial Transportation 43% 2%

B&C 15% 1%

Industrial Products -4% 0%

Packaging 14% 0%

Note: Packaging includes can sheet

Alumina & Chemicals

Alignment: Bauxite mining, alumina refining

Markets:

Intersegment Revenue

3rd Party Revenue

ATOI Performance:

+ 50%

$ Millions

200 160 120 80 40 0

3Q03 4 ATOI LME 2Q04 3Q04

+ 6%

LME Cent/Lb

80 78 76 74 72 70 68 66 64 62

Current Business Conditions:

Positives

Alumina prices are expected to be flat with the third quarter

Negatives

Q3 includes favorable resolution of long-term contract

Primary Metals

Alignment: 4.0 million mt of smelting capacity, with 719 kmt currently idled *

Markets:

Intersegment Revenue

3rd Party Revenue

ATOI Performance:

+15%

$ Millions

240 220 200 180 160 140 120 100

-18%

3Q03 4Q 03 1Q 04 2Q 04 3Q 04

LME Cent/Lb

80 78 76 74 72 70 68 66 64 62

ATOI LME

Current Business Conditions:

Positives

Continued strong metal prices

Continued program of metal purchases to optimize selling of value-added products

Negatives

Potential ABI Impact (1 to 1 ½ cents/month)

* includes Alcoa’s 200kmt share at ABI currently idled

Flat Rolled Products

Alignment: Aluminum sheet and plate for aerospace applications, rigid container sheet for beverage cans, and mill products

Markets:

Distribution & Other

Building & Construction

Commercial Vehicle

Aero

Auto

Can Sheet

ATOI Performance:

+5%

$ Millions

75 60 45 30 15 0

+5%

3Q03 4Q03 1Q04 2Q04 3Q04

Current Business Conditions:

Positives

Improving aerospace demand

Distribution market strength

Negatives

Seasonal slowing in can sheet

Commercial vehicle market, while recovering, sees seasonal softening

Engineered Products

Alignment: Hard and soft alloy extrusions, aluminum forgings, Alcoa Fasteners & Howmet products

Markets:

Distribution & Other

Commercial Vehicle

Building & Construction

Auto

IGT

Aero

ATOI Performance:

+28%

$ Millions

90 80 70 60 50 40 30 20 10 0

-23%

3Q03 4Q03 1Q04 2Q04 3Q04

Current Business Conditions:

Positives

Improving aerospace demand

Distribution markets strong

Negatives

Building & construction seasonal slowness

Commercial vehicle market, while recovering, sees seasonal softening

Seasonal maintenance in concert with automotive OEM shutdowns

Packaging & Consumer

Alignment: Reynolds consumer products, closures, food packaging, flexible packaging, and packaging graphics design

Markets:

Flexible Packaging & Other

Consumer Products

Closures

Food Packaging

ATOI Performance:

-21%

$ Millions

60 40 20 0

-24%

3Q03 4Q03 1Q04 2Q04 3Q04

Current Business Conditions:

Positives

Seasonal strength in consumer products

While resin costs remain high, pass-through is beginning to materialize

Negatives

Seasonal weakness in closures

Input costs (metal, paper) remain high

Other

Alignment: Alcoa Fujikura, residential building products, automotive structures and Integris Joint Venture

Markets:

Commercial Vehicle

Auto

Building & Construction

Tele

ATOI Performance:

+50%

$ Millions

35 30 25 20 15 10 5 0

-60%

3Q03 4Q03 1Q04 2Q04 3Q04

Current Business Conditions:

Positives

Automotive platform-specific production increases

Negatives

Residential building & construction seasonally slowing

Outlook Summary

4Q ‘04 Outlook

Positives

Alumina and primary metal prices remain high

Aerospace and distribution markets are strong

Consumer Packaging seasonally strong

Negatives

ABI impact

Seasonal declines in building and construction, can sheet, and commercial vehicles

Return on Capital

% Return on Capital

20 15 10 5 0

15.9 16.1 17.3 17.8

7.8 7.6 8.7 10.2 7.8

4.3 7.0 7.7 8.8 8.7

3Q 03 4Q 03 1Q 04 2Q 04 3Q04

T op Quintile S&P Industrials

Alcoa ROC

Alcoa Quarter Annualized

All indicators are based on the Bloomberg ROC Methodology.

For Additional Information, contact:

William F. Oplinger

Director, Investor Relations

Alcoa

390 Park Avenue

New York, N.Y. 10022-4608

Telephone: (212) 836-2674

Facsimile: (212) 836-2813

www.alcoa.com

Appendix

Income and EPS Information and Reconciliation

In Millions 3Q 03 2Q 04 3Q 04

GAAP Net Income $280 $404 $283

Discontinued operations - operating loss $5 $1 -

Discontinued operations - loss on divest. - - $15

GAAP Income from continuing operations $285 $405 $298

Restructuring and other charges (2):

Restructurings $1 $3 $4

Loss on divestitures $0 $1 $0

Income from continuing operations excluding

restructuring and other charges (1) $286 $409 $302

Income and EPS Information and Reconciliation (Continued)

In Millions 3Q 03 2Q 04 3Q 04

GAAP Earnings per share $0.33 $0.46 $0.32

Discontinued operations - operating loss

Discontinued operations - loss on divestitures

GAAP Earnings per share from continuing operations $0.33 $0.46 $0.34

Restructuring and other charges:

Restructurings

Loss on Divestitures

EPS from continuing operations excluding restructuring and other charges $0.33 $0.47 $0.34

Avg. Shares Diluted Outstanding 859 877 877

Notes to Reconciliation

(1) Alcoa believes that income from continuing operations excluding restructuring and other charges is a measure that should be presented in addition to income from continuing operations determined in accordance with GAAP. The following matters should be considered when evaluating this non-GAAP financial measure:

Alcoa reviews the operating results of its businesses excluding the impacts of restructurings and divestitures. Excluding the impacts of these charges can provide an additional basis of comparison. Management believes that these charges are unusual in nature, and would not be indicative of ongoing operating results. As a result, management believes these charges should be considered in order to compare past, current, and future periods.

The economic impacts of the restructuring and divestiture charges are described in the footnotes to Alcoa’s financial statements. Generally speaking, charges associated with restructurings include cash and non-cash charges and are the result of employee layoff, plant consolidation of assets, or plant closure costs. These actions are taken in order to achieve a lower cost base for future operating results.

Charges associated with divestitures principally represent adjustments to the carrying value of certain assets and liabilities and do not typically require a cash payment. These actions are taken primarily for strategic reasons as the company has decided not to participate in this portion of the portfolio of businesses.

Restructuring and divestiture charges are typically material and are considered to be outside the normal operations of a business. Corporate management is responsible for making decisions about restructurings and divestitures.

There can be no assurance that additional restructurings and divestitures and goodwill impairment will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations excluding restructuring and other charges.

(2) Restructuring and other charges totaled $4 of expense ($4 after tax and minority interests) in the third quarter of 2004, consisting principally of layoff charges.

Reconciliation of Return on Capital

In Millions 3Q 04 Bloomberg Method 3Q 04 Annlzd 2Q 04 Bloomberg Method 2Q 04 Annlzd 1Q 04 Bloomberg Method 1Q 04 Annlzd 4Q 03 Bloomberg Method 4Q 03 Annlzd 3Q 03 Bloomberg Method 3Q 03 Annlzd

Net Income $1,333 $1,132 $1,330 $1,616 $1,142 $1,420 $938 $1,164 $424 $1,120

Minority Interest $237 $284 $220 $292 $222 $200 $231 $172 $186 $216

Interest Expense $199 $194 $209 $196 $220 $184 $238 $224 $255 $232

(After-tax)

Numerator

(Sum Total) $1,769 $1,610 $1,759 $2,104 $1,584 $1,804 $1,407 $1,560 $865 $1,568

ST Borrowings $370 $547 $332 $540 $318 $554 $351 $389 $160 $155

LT Borrowings $6,883 $6,219 $7,137 $6,556 $7,727 $6,737 $7,529 $7,175 $8,011 $7,801

Preferred Equity $55 $55 $55 $55 $55 $55 $55 $55 $55 $55

Minority Interest $1,321 $1,330 $1,407 $1,328 $1,364 $1,349 $1,317 $1,310 $1,287 $1,398

Common Equity $11,781 $12,360 $11,277 $12,230 $11,134 $12,130 $10,946 $11,541 $10,467 $10,698

Denominator

(Sum Total) $20,410 $20,511 $20,208 $20,709 $20,598 $20,825 $20,198 $20,470 $19,980 $20,107

ROC 8.7% 7.8% 8.7% 10.2% 7.7% 8.7% 7.0% 7.6% 4.3% 7.8%

Notes:

Note: Bloomberg Methodology calculates ROC based on the trailing 4 quarters.

Reconciliation of Days Working Capital

In Millions 3Q 2003 1 3Q 2004

Receivables from Customers $2,583 $3,013

Inventories $2,524 $2,995

Accounts Payable, Trade ($1,804) ($2,416)

Numerator

(Sum Total) $3,303 $3,592

Daily Revenue

Quarterly Revenue $5,310 $5,975

Number of Days 92 92

Denominator

Average Daily Revenue $57.7 $64.9

Days Working Capital 57.2 55.3

Notes:

1 Balances reflect reclassifications for changes in status between assets held for sale and assets held and used.